EXECUTION VERSION SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION LOAN AGREEMENT This SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION LOAN AGREEMENT (this “Agreement”) is made as of December 4, 2024, by and among Ideanomics, Inc., a Nevada corporation (“Ideanomics”), Solectrac, Inc., a California corporation (“Solectrac”), Wireless Advanced Vehicle Electrification, LLC, a Delaware limited liability company (“WAVE”), Via Motors International, Inc., a Delaware corporation (“Via International”), Via Motors, Inc., a Delaware corporation (“Via Motors”), Justly Holdings Inc., a Delaware corporation (“Justly Holdings”), Justly Markets LLC, a Delaware limited liability company (“Justly Markets”), and Timios Holdings Corp., a Delaware corporation (“Timios”, and together with Ideanomics, Solectrac, WAVE, Via International, Via Motors, Justly Holdings, and Justly Markets, the “Borrowers”), and Tillou Management and Consulting LLC, a New Jersey limited liability company (the “Lender”). RECITALS WHEREAS, on December 4, 2024 (the “Petition Date”), each of the Borrowers filed a petition under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Chapter 11 Cases”). The Borrowers have requested the Lender to provide post-petition financing, as more fully described herein. Subject to the terms and conditions set forth herein, the Lender has agreed to provide such post-petition financing. WHEREAS, each Borrower’s business is a mutual and collective enterprise, and the Borrowers believe that the loans and other financial accommodations to the Borrowers under this Agreement will enhance the aggregate borrowing powers of the Borrowers and facilitate the administration of the Chapter 11 Cases and their loan relationship with the Lender, all to the mutual advantage of the Borrowers; WHEREAS, the Borrowers believe that the loans and other financial accommodations provided to the Borrowers under this Agreement will preserve the value of the Borrowers’ businesses and assets during the Chapter 11 Cases; WHEREAS, the Borrowers have asked the Lender to provide them with a superpriority senior secured debtor-in-possession credit facility comprised of term loans, which consist of (a) $11,619,000 of “new money” loans that will be made available to the Borrowers pursuant to Section 2.1(a) in accordance with the Interim DIP Order or Final DIP Order, as applicable, and (b) the Prepetition Obligations, which will be deemed “rolled up” as Loans on a dollar-for-dollar basis concurrently with the making of “new money” loans during the Interim Period following entry of (and subject to) the Interim DIP Order and all of which will be deemed “rolled up” as Loans following entry of (and subject to) the Final DIP Order, in accordance with Section 2.1(a)(ii); and WHEREAS, to provide for the repayment of the Loan (as hereinafter defined), and the payment of the other Obligations (as hereinafter defined) of the Borrowers hereunder and under the Financing Documents (as hereinafter defined), the Borrowers will provide and grant to the Lender certain rights and protections pursuant to the terms hereof, security interests and liens pursuant to sections 364(c) and 364(d) of the Bankruptcy Code and superpriority administrative expense claims pursuant to section 364(c)(1) of the Bankruptcy Code, in each case having the relative priorities as set forth in the DIP Orders, and other rights and protections as more fully described herein and in the DIP Orders. 2 NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I Definitions Certain capitalized terms are defined below: “Actual Variance” has the meaning specified in Section 6.2(o). “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” has the meaning set forth in the preamble, which term shall include this Agreement as amended and in effect from time to time. “Asset Sale” means the sale by any Borrower or any Subsidiary of any Borrower to any Person of any assets outside of the ordinary course of business. “Bankruptcy Code” has the meaning set forth in the recitals. “Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or such other court having jurisdiction over the Chapter 11 Cases. “Base Rate” has the meaning set forth in Section 2.2. “Borrowers” has the meaning set forth in the preamble, which term shall include the Borrowers as debtors and debtors-in-possession as contemplated by this Agreement. “Budget” means the budget projecting operations of the Borrowers (including without limitation projected cash receipts and disbursements) in form, detail and substance acceptable to the Lender in its sole discretion, as such budget is updated and delivered to the Lender on Friday of each week for the thirteen (13) weeks following the date of such budget in substantially the same form as the previous budget, which upon written acceptance by the Lender in its sole discretion shall become the new Budget. “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York are authorized or required by law to close. “Carve Out” has the meaning assigned to the term “Carve Out” in paragraph 13 of the Interim DIP Order, or, upon entry, the Final DIP Order. “Carve Out Notice” means a written notice delivered by the Lender to the Borrowers, counsel to the Borrowers, counsel to any Committee, and the United States Trustee. “Casualty Event” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any assets of any Borrower or any Subsidiary of any Borrower. “Chapter 11 Cases” has the meaning set forth in the preamble. “Collateral” means all of the assets (tangible, intangible, real, personal or mixed) of each Borrower, whether now existing or hereafter acquired or arising, including, without limitation, accounts, inventory,

3 equipment, equity interests, money, deposit accounts, securities accounts and other investment property, instruments, chattel paper, real estate, leasehold interests, contracts, patents, copyrights, trademarks, causes of action (including avoidance actions), and other general intangibles, and all products and proceeds thereof, including without limitation (x) all unencumbered assets of each Borrower, (y) any collateral in which the Lender has been granted a security interest pursuant to the Prepetition Financing Agreements and (z) any other collateral in which the Lender is granted a security interest under the Orders. “Committee” means an official committee of unsecured creditors appointed by the United States Trustee for the District of Delaware pursuant to section 1102 of the Bankruptcy Code in the Chapter 11 Cases, if any. “Consent” means, in respect of any Person, any permit, license or exemption from, approval, consent of, registration or filing with any governmental or regulatory agency or authority (whether local, state, federal, or pertaining to the government of any other nation) required under applicable law. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote five percent (5%) or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. “Default” means an event or act which, with the giving of notice and/or the lapse of time, would become an Event of Default. “DIP Loan” has the meaning set forth in Section 2.1(a)(i). “DIP Orders” means the Interim DIP Order and the Final DIP Order. “Environmental Laws” means all laws pertaining to environmental matters, including without limitation the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Acts of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Oil Pollution Act, the Toxic Substances Control Act or equivalent laws in non-U.S. jurisdictions, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and all rules, regulations, judgments, decrees, and orders arising thereunder. “Event of Default” means any of the events listed in Article VII. “Final DIP Order” means the order of the Bankruptcy Court in the Chapter 11 Cases approving this Agreement on a final basis in form and substance satisfactory to the Lender in its sole discretion, as the same may be amended, modified or supplemented from time to time with, the consent of the Lender. “Financing Documents” means this Agreement, the Orders, and the Security Documents, in each case as from time to time amended or supplemented, and all of the instruments, agreements and documents executed in connection therewith. “GAAP” means generally accepted accounting principles consistent with those adopted by the Financial Accounting Standards Board and its predecessor, as in effect from time to time, consistently applied. 4 “Ideanomics” has the meaning set forth in the preamble. “Indebtedness” means in respect of any entity, all obligations, contingent and otherwise, that in accordance with GAAP should be classified as liabilities, including without limitation (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business), (d) guarantees and other obligations in respect of Indebtedness referred to in clauses (a)-(c) of this definition; and (e) all obligations of any Person of the type referred to in clauses (a)-(d) of this definition that are secured by any Lien on any property or asset of such Person. “Indemnified Party” has the meaning specified in Section 9.2. “Intellectual Property” means domestic and foreign patents, patent applications, invention disclosures, trade secrets, proprietary information including software and computer models used to predict properties of the technology known as catalytic extraction processing, trade names, registered and unregistered trademarks and service marks and related applications for registration, copyrights, franchises, licenses and other intellectual property rights. “Interim DIP Order” means the order of the Bankruptcy Court in the Chapter 11 Cases approving this Agreement on an interim basis, in the form of Exhibit A hereto or otherwise satisfactory to the Lender in its sole discretion, as the same may be amended, modified or supplemented from time to time with the consent of the Lender. “Interim Period” means the period of time beginning upon the entry of the Interim DIP Order by the Bankruptcy Court and ending upon entry of the Final DIP Order. “Lender” has the meaning set forth in the preamble. “Liens” means any lien, encumbrance, mortgage, pledge, hypothecation, charge, restriction or other security interest of any kind securing any obligation of any Person. “Loan” means, collectively and individually, each of the DIP Loan and the Prepetition Obligations “rolled up” in accordance with Section 2.1(a)(ii). “Material Adverse Effect” means any material adverse effect on either the Lender’s first priority, perfected security interest in the Collateral, or the financial condition or business operations of the Borrowers, taken as a whole, or any material impairment of the ability of the Borrowers to perform their obligations hereunder or under any of the other Financing Documents (excluding (i) any matters publicly disclosed prior to the filing of the Chapter 11 Cases, (ii) any matters disclosed in the schedules hereto, (iii) any matters disclosed in any “first day” pleadings or declarations, and (iv) the effect of filing the Chapter 11 Cases, the events and conditions related and/or leading up thereto and the effects thereof and any action required to be taken under the Loan Documents or under the Orders). “Material Indebtedness” means, with respect to any Person, Indebtedness of such Person incurred under or evidenced by a single agreement or instrument or a series of related agreements and instruments, in each case in a principal outstanding amount in excess of $100,000 other than Indebtedness incurred under this Agreement and the other Financing Documents. “Maturity Date” means the date which is the earliest of (a) the first Business Day following the date that is eight (8) months following the date hereof, (b) the date on which (i) a sale of all or substantially

5 all of the Borrowers’ assets has been consummated and (ii) the Bankruptcy Court has authorized payment the sale proceeds to the Lender pursuant to section 363 of the Bankruptcy Code, (c) forty-five (45) days after the Petition Date, in the event that the Final DIP Order shall not have been entered on or before such date, (d) the date of dismissal of any Case or conversion of any of the Chapter 11 Cases to a Chapter 7 case, (e) the effective date of a Plan, and (f) the date on which payment of the Obligations is accelerated by the Lender as provided in Article VII. “Net Cash Proceeds” means with respect to any Asset Sale or Casualty Event, cash (freely convertible into U.S. dollars) received by any Borrower or any Subsidiary of any Borrower from such Asset Sale or as proceeds from such Casualty Event (including (x) any cash received by way of deferred payment pursuant to a promissory note or otherwise, but only as and when received, and (y) any purchase price adjustment or earn-out in respect of such Asset Sale), after (a) deduction of an amount equal to estimated federal, state, and local taxes in connection with such Asset Sale or Casualty Event, and determined in good faith by the Borrowers, (b) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such Asset Sale (including reasonable attorneys’ fees and closing costs incurred in connection with such Asset Sale), and (c) deduction of appropriate amounts to be provided by the Borrowers as a reserve, in accordance with GAAP, against any liabilities retained by the Borrowers after such Asset Sale (provided that such liabilities are permitted hereunder), which liabilities are associated with the asset or assets being sold, including, without limitation, post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations or purchase price adjustments associated with such Asset Sale. “Notice of Default” has the meaning set forth in Article VII. “Obligations” means all indebtedness, obligations and liabilities of the Borrowers to the Lender, arising or incurred under this Agreement or any other Financing Document, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, including, without limitation, principal, interest, indemnification obligations, fees, and expenses. “Organizational Documents” means, in respect of any entity, the certificate or articles of incorporation or organization and the by-laws of such entity, partnership agreement or other constitutive documents of such entity. “Permitted Liens” has the meaning set forth in Section 6.2(c). “Permitted Prior Liens” means Liens existing as of the Petition Date listed on Schedule 1 hereto to the extent valid, perfected and enforceable and which are not avoided or subordinated by order of the Bankruptcy Court or consent of the Borrowers in any of the Chapter 11 Cases; provided that (i) the principal amount secured thereby is not hereafter increased, (ii) no additional assets become subject to such Lien, (iii) the direct or contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefitted thereby is permitted under this Agreement. “Permitted Variance” means, with respect to period of calculation, any aggregate variance of actual cash receipts and disbursements of the Borrowers (excluding Term Loan Advances and repayments thereof), as measured on a cumulative basis, (a) that is positive, or (b) that is negative and in an amount not more than the greater of (i) 15% and (ii) $250,000, in each case from those set forth in the Budget for such period (excluding Term Loan Advances and repayments thereof), as measured on a cumulative basis. “Person” means any natural person, corporation, limited liability company, trust, business trust, joint venture, association, company, partnership, governmental or regulatory authority, or other entity. 6 “Petition Date” has the meaning set forth in the recitals. “Plan” means a plan of reorganization or liquidation filed by any Borrower with the Bankruptcy Court that provides for payment in full in cash of the Obligations on the effective date of such plan. “Prepetition Financing Agreements” means (a) the Amended and Restated Promissory Note dated as of November 5, 2024 by Ideanomics in favor of the Lender, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, (b) the Debenture Documents, as defined in the Assignment and Assumption Agreement dated as of October 29, 2024 by and among YA II PN, Ltd., the Lender and Ideanomics, and (c) all instruments, agreements and documents executed in connection with any of the foregoing, in each case as amended, restated, supplemented or otherwise modified from time to time. “Prepetition Obligations” shall mean all indebtedness, obligations and liabilities of the Borrowers to the Lender, arising or incurred under the Prepetition Financing Agreements, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, including, without limitation, principal, interest, indemnification obligations, fees, and expenses. “Requirement of Law” means, in respect of any Person, any law, treaty, rule, regulation or determination of an arbitrator, court, or other governmental authority, in each case applicable to or binding upon such Person or affecting any of its property. “Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, assignments, financing statements, or other instruments or documents, in form and substance satisfactory to the Lender, which shall grant or confirm to the Lender first priority security interests in all of the Collateral. “Solectrac” has the meaning set forth in the preamble. “Subsidiary” means, in respect of any Person, any business entity of which such Person at any time owns or controls directly or indirectly more than fifty percent (50%) of the outstanding shares of stock or other beneficial interests or having more than fifty percent (50%) of the voting power, regardless of whether such right to vote depends upon the occurrence of a contingency. “Superpriority Claim” means a claim against any of the Borrowers or any of their estates in any of the Chapter 11 Cases which is, in accordance with section 364(c)(1) of the Bankruptcy Code, an administrative expense claim having priority over (a) any and all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code, and (b) all claims and administrative expense claims now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation, of the kinds specified in or ordered pursuant to sections 105, 326, 327, 328, 330, 331, 361, 362, 363, 364, 365, 503(a), 503(b), 506(c), 507(a), 507(b), 546(c), 546(d), 552(b), 726, 1113, 1114 and any other provision of the Bankruptcy Code, subject only to the Carve Out. “Term Loan Advance” and “Term Loan Advances” have the meanings set forth in Section 2.1(b). “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” means the Uniform

7 Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “Via Motors” has the meaning set forth in the preamble. “WAVE” has the meaning set forth in the preamble. ARTICLE II Post-Petition Financing 2.1 Term Loans. (a) Term Loans; Roll-Up Loan. (i) Term Loans. Upon the terms and subject to the conditions of this Agreement, and further subject to the terms of and to any limitations on borrowing or other extensions of credit contained in the Interim DIP Order or the Final DIP Order, whichever is then in effect, the Lender agrees to make a loan to the Borrowers by making advances in an aggregate amount not to exceed (i) from the date that the Bankruptcy Court enters the Interim DIP Order until the date the Bankruptcy Court enters the Final DIP Order, $6,957,000.00, and (ii) from the date that the Bankruptcy Court enters the Final DIP Order, $11,619,000.00 (collectively, the “DIP Loan”). The obligation of the Borrowers to repay the aggregate unpaid principal amount of the Loan, together with interest thereon, shall, at the request of the Lender, be evidenced by a Note payable to the order of the Lender. (ii) Roll-Up Loan. Upon entry of (and subject to) the Interim DIP Order, the Prepetition Obligations, (1) on a dollar for dollar basis, shall be automatically (and without any further action by any party to this Agreement, the Bankruptcy Court or any other Person) rolled up and converted into Obligations on a final basis and (2) all remaining Prepetition Obligations shall be rolled up and converted into Obligations upon entry of the Final DIP Order. For the avoidance of doubt, the Prepetition Obligations shall be reduced on a dollar-for-dollar basis for each dollar of the Prepetition Obligations which are rolled-up as Loans under this Agreement. Following the roll- up of all Prepetition Obligations approved by the Final DIP Order, the Prepetition Financing Documents shall no longer be in force and effect. (b) Subject to the satisfaction of all conditions precedent herein, the Loan shall be made by Lender to the Borrowers by making advances of the principal thereof (each a “Term Loan Advance” and collectively, the “Term Loan Advances”). In no event shall the Lender be required to make more than one Term Loan Advance in any seven-day period. Term Loan Advances, once repaid, may not be reborrowed. (c) The Borrowers acknowledge and agree that amounts of the Loan advanced are security for payment in full in cash of the Obligations. The Borrowers shall use best efforts to maintain amounts of the Loan advanced and all other cash of the Borrowers in deposit accounts or securities accounts in the United States, in compliance with section 345 of the Bankruptcy Code. 2.2 Interest. So long as no Event of Default has occurred and is continuing, the Borrowers shall pay interest on the aggregate outstanding and unpaid principal balance of the Term Loan Advances and on any other amounts payable under the Financing Documents at a rate per annum equal to twelve percent (12%) per annum (the “Base Rate”). Following the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the aggregate outstanding and unpaid principal balance 8 of the Term Loan Advances and on any other amounts payable under the Financing Documents (including any overdue amounts) at a rate per annum equal to the Base Rate plus four percent (4%) per annum. Interest will be calculated on the basis of a year of 360 days and will be payable for the actual number of days elapsed (including the first day but excluding the last day). Accrued interest shall be payable in immediately available funds in arrears on the first Business Day of each calendar month and on the Maturity Date. 2.3 Repayments. The Borrowers hereby jointly and severally agree to pay the Lender on the Maturity Date the entire unpaid amount of the Obligations and all accrued and unpaid interest thereon. 2.4 Prepayments. (a) Voluntary Prepayments. The Borrowers may, upon prior written or telephonic notice given to the Lender by 12:00 Noon (New York, New York time) on the date of the proposed prepayment and, if given by telephone, promptly confirmed in writing to the Lender, at any time and from time to time prepay, without premium or penalty, the Loan on any Business Day. Notice of prepayment having been given as aforesaid, the principal amount of the Loan specified in such notice and all accrued and unpaid interest thereon shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied to reduce the outstanding principal balance of the Loan and may not be reborrowed. (b) Mandatory Prepayments. Until such time as the Obligations have been repaid in full in cash and the termination of all commitments of the Lender to make the Loan, the Obligations shall be permanently prepaid in an amount equal to (i) 100% of the Net Cash Proceeds of any Asset Sale (in one or a series of related transactions) (other than Asset Sales permitted under Section 6.2(f)(ii)), after payment of Indebtedness to the extent secured by Permitted Prior Liens, (ii) 100% of the Net Cash Proceeds of any Casualty Event and (iii) 100% of any proceeds received from China or deposited in any accounts maintained in China immediately upon receipt of governmental approval of the release of such proceeds. All mandatory prepayments of the Loan shall be made immediately upon receipt by the Borrowers of such Net Cash Proceeds. All mandatory prepayments of the Loan shall be applied (i) first, to accrued and unpaid fees and expenses under the Financing Documents, (ii) second, to any accrued and unpaid interest on the Obligations through the date of such prepayment, and (iii) third, to the outstanding principal balance of the Loan. Any such mandatory prepayment may not be reborrowed. 2.5 Costs and Payments. All payments to be made by the Borrowers hereunder or under any of the other Financing Documents shall be made in U.S. dollars in immediately available funds to such account as the Lender may designate from time to time in writing to the Borrowers not later than 12:00 Noon (New York, New York time) on the date when due without setoff or counterclaim and without any withholding or deduction whatsoever. If any payment hereunder is required to be made on a day which is not a Business Day, it shall be paid on the immediately succeeding Business Day, with interest and any applicable fees adjusted accordingly. All computations of interest shall be made by the Lender on the basis of actual days elapsed over a 360 day year and actual days elapsed. ARTICLE III Priority and Liens 3.1 Superpriority Claims and Collateral Security. Each of the Borrowers hereby represents, warrants and covenants that, upon entry of the Interim DIP Order or the Final DIP Order, whichever first occurs, (i) the Obligations shall at all times constitute a Superpriority Claim, pursuant to Section 364(c)(1) of the Bankruptcy Code, subject only to the Carve Out, and (ii) pursuant to Section 364(c)(2) and (3) of the

9 Bankruptcy Code, the DIP Orders, and the Security Documents, the Obligations shall at all times be secured by a first priority perfected Lien upon the Collateral, subject, however, only to (A) Permitted Prior Liens, and (B) the Carve Out. So long as no Default or Event of Default shall have occurred and be continuing, the Borrowers shall be permitted to pay, as and when the same become due and payable, administrative expenses of the kind specified in 11 U.S.C. § 503(b) incurred in the ordinary course of business of the Borrowers or otherwise approved by the Bankruptcy Court after notice and hearing, and compensation and reimbursement expenses allowed and payable under 11 U.S.C. § 330 and 11 U.S.C. § 331, including periodic payments on account thereof as permitted by the Bankruptcy Court; in each case to the extent set forth in the Budget and to the extent that such payment is otherwise not prohibited by any of the terms of this Agreement. The Borrowers agree that the Lender shall have the right to contest the amount of such expenses. 3.2 Collateral Security Perfection. Each of the Borrowers agrees to take all action that the Lender may reasonably request to perfect and protect the Lender’s Liens upon the Collateral and for such Liens to obtain the priority contemplated hereby, including, without limitation, executing and delivering such financing statements, providing such notices and assents of third parties, obtaining such governmental approvals and providing such other instruments and documents in recordable form as the Lender may reasonably request. 3.3 No Discharge; Survival of Claims. Each of the Borrowers agrees that, except as agreed in writing by the Lender in its sole discretion, (i) the Obligations shall not be discharged by the entry of an order confirming a plan of reorganization or liquidation (and each of the Borrowers pursuant to section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge), (ii) the Superpriority Claim granted to the Lender pursuant to the DIP Orders and the Liens granted to the Lender pursuant to the DIP Orders and the Security Documents shall not be affected in any manner by the entry of an order confirming a plan of reorganization or liquidation, (iii) the Borrowers shall not propose or enter into any credit facility pursuant to which a lender, other than the Lender, is granted a priority claim or Lien pursuant to section 364 of the Bankruptcy Code, except simultaneously with and subject to payment in full in cash of the Obligations and the termination of all commitments of the Lender to make the Loan, and (iv) the Borrowers shall not propose or support any plan of reorganization or liquidation that is not conditioned upon the payment in full in cash, on or prior to the earlier to occur of (A) the effective date of such plan and (B) thirty (30) days following the confirmation date of such plan, of all of the Obligations. 3.4 Joint & Several Obligation; Borrowers’ Waivers. All obligations of the Borrowers under the Financing Documents (including without limitation the Obligations) hereunder are joint and several. Each of the Borrowers hereby (i) waives any and all suretyship defenses relating to any action or omission to act by the Lender with respect to any of the other Borrowers, and (ii) until the final and indefeasible payment in full in cash of all of the Obligations (whether contingent or otherwise) and the termination of all commitments of the Lender to make the Loan, (A) subordinates all rights of such Borrower to contribution from any other Borrower and (B) agrees that such Borrower shall not be entitled to be subrogated to any claim, interest, right or remedy of the Lender against any other Borrower or its property. 3.5 Credit Bidding. Subject to entry of the Final DIP Order, the Lender will be entitled to credit bid up to the full amount Obligations outstanding under this Agreement and the full amount outstanding (if any) under the Prepetition Financing Agreements in accordance with the Bankruptcy Code in any purchase and sale of assets of the Borrowers including, without limitation, sales occurring pursuant to section 363 of the Bankruptcy Code or included as part of any plan subject to confirmation under section 1129(b)(2)(A)(ii)–(iii) of the Bankruptcy Code. In connection with the foregoing, the Lender shall have the right to assign its respective rights to “credit bid” all or any portion of the amount outstanding under the 10 Financing Documents and the amount outstanding under the Prepetition Financing Agreements to a newly formed acquisition vehicle. ARTICLE IV Representations and Warranties Each of the Borrowers represents and warrants to the Lender on the date hereof and on the date of any Term Loan Advance: (a) Each of the Borrowers is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in every other jurisdiction where it is doing business, and the execution, delivery and performance by each of the Borrowers each of the Financing Documents to which it is a party (i) are within its corporate or limited liability company authority, (ii) have been duly authorized by all necessary corporate or limited liability company action, and (iii) do not conflict with or contravene its Organizational Documents. (b) Upon entry of the Interim DIP Order or the Final DIP Order, as applicable, and the execution and delivery of the Financing Documents by the respective parties thereto, each Financing Document shall constitute the legal, valid and binding obligation of the Borrowers party thereto, subject bankruptcy and insolvency laws and general principles of equity. (c) Each of the Borrowers has good and marketable title to all its assets, subject only to the Permitted Prior Liens, and possesses all assets, including Intellectual Property and Consents, adequate for the conduct of its business as now conducted, without known conflict with any rights of others. The Borrowers maintain insurance from financially responsible insurers covering such risks, in such amounts and with such deductibles as are customary in the Borrowers’ businesses and are adequate. (d) Except for the commencement of the Chapter 11 Cases or as set forth on Schedule 4(d), there are no legal or other proceedings or investigations pending or to Borrowers’ knowledge threatened in writing against any Borrower or any Subsidiary of a Borrower before any court, tribunal or regulatory or legislative authority. Except as set forth on Schedule 4(d), the Borrowers and each Subsidiary of a Borrower have paid all post-petition taxes as are due and payable (except those being contested in good faith by appropriate proceedings and for which adequate reserves have been taken) and have funded all employee payrolls (including all required withholdings) on a periodic basis in the ordinary course of their businesses and as required by law.1 (e) Except for entry of the Interim DIP Order or the Final DIP Order, whichever occurs first, the execution, delivery, performance of its obligations, and exercise of its rights under the Financing Documents by each Borrower, including borrowing under this Agreement, (i) do not require any Consents; and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Requirement of Law, or (B) any of its Organizational Documents or any provision of any post-petition instrument, post-petition agreement or assumed executory contract, in each case binding on such Borrower or affecting the property of the Borrowers, in each case unless failure to comply could not reasonably be expected to have a Material Adverse Effect. (f) Except as specifically disclosed in Schedule 4(f), no Borrower or Subsidiary of any Borrower is in violation of (A) any of its Organizational Documents, (B) any post-petition instrument, post-petition agreement or assumed executory contract, in each case binding on it or affecting its property, or (C) any Requirement of Law, including, without limitation, all applicable federal and state tax laws, 1 NTD: Schedule 4(d) is in process

11 ERISA and Environmental Laws, in each case, unless failure to comply could not reasonably be expected to have a Material Adverse Effect. No Borrower or Subsidiary of any Borrower is a party to a collective bargaining agreement. (g) Upon execution and delivery of this Agreement and the other Financing Documents and entry of the Interim DIP Order or Final DIP Order, whichever occurs first, the Lender shall have first-priority perfected Liens in the Collateral, subject only to (A) Permitted Prior Liens, and (B) the Carve Out, with no financing statements, mortgages or similar filings on record anywhere which conflict with such first-priority Liens after taking into account the provisions of the Interim DIP Order or the Final DIP Order, whichever is then in effect. ARTICLE V Conditions Precedent 5.1 Conditions Precedent. The first Term Loan Advance is subject to satisfaction by the Borrowers or waiver by the Lender of the following conditions precedent, in addition to those set forth in Section 5.2: (a) This Agreement shall have been duly executed and delivered by the respective parties thereto, and all Financing Documents shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Lender. (b) All corporate or limited liability company action and all third-party or governmental consents and approvals necessary for the valid execution, delivery and performance by each of the Borrowers of each of the Financing Documents to which it is a party shall have been duly and effectively taken or obtained (as the case may be) and remain in effect as of the date hereof and evidence thereof satisfactory to the Lender shall have been provided to the Lender. (c) To the extent requested by the Lender, all Uniform Commercial Code financing statements, releases except with respect to Permitted Liens and notices and assents shall have been executed and delivered (in recordable form where applicable) to the Lender, all relevant insurances shall have been modified to include the Lender, as assignee, additional insured or lender loss payee as applicable, all Collateral in which a security interest may be perfected only by the secured party’s possession shall, if so requested by the Lender, have been delivered to the Lender or its nominee, and all other actions necessary or in the reasonable opinion of the Lender desirable for the perfection and protection and to achieve the priority contemplated hereby, of all Liens in favor of the Lender shall have been taken to the satisfaction of the Lender. (d) The Interim DIP Order and all other interim and final orders, as applicable, entered in respect of cash management, adequate protection and other “first day” motions and documents filed or to be filed with, or submitted to, the Bankruptcy Court in connection therewith shall have been entered by the Bankruptcy Court and such orders and all related pleadings shall be in form and substance reasonably satisfactory to the Lender and consistent with the Budget, and shall be in full force and effect, shall not have been vacated or reversed, shall not be subject to a stay and shall not have been modified or amended other than as acceptable to the Lender in its sole discretion. The Interim DIP Order shall, among other things, (a) have been entered by the Bankruptcy Court in the Chapter 11 Cases, and (b) provide that the Liens are automatically perfected upon the entry of the Interim DIP Order and also grant to the Lender relief from the automatic stay of section 362(a) of the Bankruptcy Code to enable the Lender, if it elects to do so in its sole discretion, to make all filings and recordings and to take all other actions considered necessary or advisable by the Lender to perfect, protect and insure the priority of its Liens upon the 12 Collateral and to exercise its rights and remedies to enforce its claims and liens under the Financing Documents after an expedited hearing. (e) The Borrowers shall have paid to the Lender the fees, costs and expenses earned, due and payable on the date hereof under the Financing Documents (including, without limitation, the fees, costs and expenses of counsel to the Lender incurred in connection with the Chapter 11 Cases and the negotiation, preparation, execution and delivery of the Financing Documents) in accordance with the Budget. (f) The Borrowers shall have delivered to the Lender the Budget for the thirteen (13) weeks following the date hereof in form and substance satisfactory to the Lender in its sole discretion, a summary of which is attached to the Interim DIP Order. 5.2 Conditions to Advances. Each Term Loan Advance is subject to the satisfaction by Borrowers or waiver by the Lender of the following further conditions precedent: (a) Each of the representations and warranties of each of the Borrowers to the Lender herein or in any of the other Financing Documents or any document, certificate or other paper or notice in connection herewith shall be true and correct in all material respects immediately prior to, and after giving effect to, such Term Loan Advance, except (i) to the extent that any such representation or warranty expressly relates only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects, on such earlier date, or (ii) to the extent that any such representation or warranty is no longer true and correct solely due to the filing of the Chapter 11 Cases. (b) The making of such Term Loan Advance shall not violate any requirement of applicable law and shall not be enjoined, temporarily, preliminarily or permanently by any governmental authority. (c) The Bankruptcy Court shall have entered the Interim DIP Order or the Final DIP Order, as applicable, which shall be in full force and effect and shall not have been reversed, vacated or stayed and shall not have been amended, supplemented or otherwise modified without the prior written consent of the Lender (i) authorizing and approving the transactions contemplated hereby, including, without limitation, the granting of the Superpriority Claim status and Liens described in Section 3.1 of this Agreement, and the payment of all fees referred to herein, and (ii) modifying the automatic stay to permit the Borrowers to perform their obligations under the Financing Documents and the its rights and remedies to enforce its claims and liens under the Financing Documents. If either the Interim DIP Order or the Final DIP Order is the subject of a pending appeal in any respect, none of such Order, the disbursement of any portion of the proceeds of the Loan or the performance by any of the Borrowers of any of their obligations under any of the Financing Documents shall be the subject of a stay pending appeal. The Borrowers and the Lender shall be entitled to rely in good faith upon the DIP Orders notwithstanding objection thereto or appeal therefrom by any interested party. The Borrowers and the Lender shall be permitted and required to perform their respective obligations in compliance with this Agreement notwithstanding any such objection or appeal unless the relevant Order has been stayed by a court of competent jurisdiction. (d) No Default or Event of Default shall have occurred and be continuing or result from the making of such Term Loan Advance. (e) The Borrowers shall be in compliance with the Budget subject only to the Permitted Variance.

13 (f) The Lender shall have received all other documentation and information reasonably requested by the Lender, in form and substance reasonably acceptable to the Lender. Any request for a Term Loan Advance by any Borrower shall be deemed to be a representation and warranty by each Borrower that each condition set forth in this Article V has been satisfied. ARTICLE VI Covenants 6.1 Affirmative Covenants. Each of the Borrowers agrees that until the payment and satisfaction in full in cash of all of the Obligations and the termination of all commitments of the Lender to make the Loan, each Borrower will, and will cause each of its Subsidiaries to, comply with its obligations as set forth throughout this Agreement and: (a) the Borrowers shall furnish to the Lender: (i) as soon as reasonably available copies of all reports or other documents required to be filed with the Office of the United States Trustee; (ii) on Friday of each week, an updated Budget for the thirteen (13) weeks following the date of such budget in substantially the same form as the previous budget, in form, detail and substance acceptable to the Lender in its sole discretion; (iii) on Friday of each week, a variance report reflecting the actual cash receipts and disbursements for the one-week period ending on the immediately preceding Friday, and showing the variance (as a dollar amount and a percentage) of actual receipts and disbursements from those set forth in the Budget for such period, in form, detail and substance acceptable to the Lender in its sole discretion; (iv) on Friday of each week, a list of current customers and key vendors and a report of weekly sales activity for the one-week period ending on the immediately preceding Friday, in form, detail and substance reasonably acceptable to the Lender; and (v) from time to time such other information concerning any Borrower, any Subsidiary of any Borrower, any assets of the foregoing, or any of the Chapter 11 Cases as the Lender may reasonably request. (b) each Borrower shall, and shall cause each of its Subsidiaries to, keep true and accurate (in all material respects) books of account in accordance with GAAP, maintain its current fiscal year, provide reasonable access to the Lender to the Borrowers’ financial advisors, management team and books and records and other information (including historical information), in all cases, including with respect to strategic planning, cash, and liquidity management, and operational and restructuring activities during normal business hours and upon reasonable notice, and permit the Lender or its designated representatives during normal business hours and upon reasonable notice to inspect such Borrower’s or Subsidiary’s premises and to examine and be advised as to such Borrower’s or Subsidiary’s business records upon the request of the Lender; (c) each Borrower and each of its Subsidiaries shall maintain its corporate or limited liability company existence (as applicable), business and assets, operate in the ordinary course of business, keep its business and assets adequately insured by responsible insurers, periodically in the ordinary course of its business consistent with past practices, on a current basis (including all withholdings), pay all post- petition taxes as and when due and payable (except where contested in good faith by appropriate 14 proceedings and for which adequate reserves have been taken) and comply with all other Requirements of Law (including without limitation the DIP Orders and each other order entered by the Bankruptcy Court in the Chapter 11 Cases), including Environmental Laws, except to the extent that failure to comply could not reasonably be expected to have a Material Adverse Effect; (d) the Borrowers shall notify the Lender promptly in writing of (i) the occurrence of any Default or Event of Default, (ii) any noncompliance with or obligation under any Requirement of Law or any Environmental Law or proceeding in respect thereof of any Borrower or any Subsidiary of any Borrower, (iii) any change of address, (iv) any pending or, to the knowledge of the Borrowers, threatened litigation or similar proceeding affecting any Borrower or any Subsidiary of a Borrower or any material change in any such litigation or proceeding previously reported, (v) any post-petition claims against any assets or properties of the Borrowers constituting Collateral and (vi) any testing or environmental site assessments conducted at any real properties of any Borrower or any Subsidiary of any Borrower as a result of a release of hazardous materials or an investigation by governmental authorities pursuant to any Environmental Law, together with copies of all laboratory results and consulting reports with respect thereto; (e) the Borrowers shall comply with all of the requirements of sections 1113 and 1114 of the Bankruptcy Code; (f) the Borrowers shall use the proceeds of the Loan in accordance with the Budget for post-petition and other operating expenses of the Borrowers and to pay other costs and expenses of administration of the Chapter 11 Cases in accordance with the Budget subject to the Permitted Variance; (g) the Borrowers shall, and shall cause each Subsidiary of a Borrower to, cooperate with the Lender, take such action, execute such documents (including security documents), and provide such information as the Lender may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Financing Documents and, if requested by the Lender for regulatory reasons or following the occurrence of an Event of Default, deliver to the Lender, at the Borrowers’ expense, appraisals, title insurance, surveys or environmental assessments relating to any real estate of any Borrower or any Subsidiary of a Borrower; (h) the Bankruptcy Court shall enter the DIP Orders in form and substance reasonably satisfactory to the Lender, approving the transactions contemplated hereunder pursuant to Section 364 of the Bankruptcy Code; (i) not later than 10 days after the Petition Date, the Borrowers shall file a motion to establish bid procedures and approve the sale of assets to the Lender as a stalking horse bidder pursuant to the terms of an asset purchase agreement among the Borrowers and the Lender, free and clear of liens, claims and encumbrances, subject to higher and better offers in an auction process pursuant to Section 363 of the Bankruptcy Code; (j) not later than 45 days after the Petition Date, (i) a hearing shall occur with respect to the motion to establish bid procedures and approve the sale of assets to the Lender as a stalking horse bidder, free and clear of all Liens and other claims, subject to higher and better offers in an auction process pursuant to Section 363 of the Bankruptcy Code provided that it shall not be required that an order be entered by such date finally approving a sale to the stalking horse bidder or any other transaction counterparty, and (ii) the Bankruptcy Court shall have entered the Final DIP Order (x) authorizing and approving this Agreement pursuant to Section 364(c) of the Bankruptcy Code and Bankruptcy Rule 4001, and (y) providing that the Obligations are secured by a first priority perfected Lien on the Collateral, subject only to Permitted Prior Liens and the Carve Out, in form and substance satisfactory to the Lender in its sole

15 discretion, which Final DIP Order shall be in full force and effect, and shall not have been reversed, modified or amended in any respect without the prior written consent of the Lender; (k) not later than eight (8) months after the Petition Date, the Borrowers shall have confirmed a Plan, unless otherwise agreed by the Lender; and (l) the Borrowers shall at all times comply with the Budget subject only to Permitted Variances. 6.2 Negative Covenants. Each of the Borrowers agrees that until the payment and satisfaction in full of all the Obligations and the termination of all commitments of the Lender to make the Loan, the Borrowers will not: (a) seek, consent or suffer to exist (i) any modification, stay, vacation or amendment to the DIP Orders; (ii) a priority claim for any administrative expense or unsecured claim against the Borrowers (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense of the kind specified in Section 503(b), 506(c) or 507(b) of the Bankruptcy Code) equal or superior to the priority claim of the Lender in respect of the Obligations, except for the Carve Out; (iii) a priority claim pursuant to Section 364 of the Bankruptcy Code equal or superior to the priority claim of the Lender in respect of the Obligations; and (iv) any Lien on any Collateral, having a priority equal or superior to the Liens in favor of the Lender in respect of the Obligations, except for Permitted Prior Liens; (b) create, incur, assume or suffer to exist any Indebtedness of any Borrower or any Subsidiary of any Borrower other than (i) Indebtedness to the Lender arising under the Financing Documents and the Prepetition Financing Agreements, (ii) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings and for which adequate reserves have been taken, and (iii) Indebtedness set forth on Schedule 6.2(b) hereto; (c) create, incur or suffer to exist any Liens on any of or assets of any Borrower or any Subsidiary of any Borrower except (collectively, “Permitted Liens”) (i) Liens securing the Obligations; (ii) Liens in favor of the Lender securing Indebtedness pursuant to the Prepetition Financing Agreements, (iii) Permitted Prior Liens; (iv) Liens securing taxes or other governmental charges not yet due; (v) deposits for utilities, reasonable retainers to professionals, deposits or pledges made in connection with workmen’s compensation, unemployment insurance or other social security obligations in the ordinary course of business of any of the Borrowers consistent with past practices; and (vi) easements, rights-of-way, zoning restrictions and similar minor and immaterial Liens; (d) purchase, hold or acquire (including pursuant to any merger, consolidation or amalgamation with a Person that is not a wholly owned Subsidiary immediately prior to such merger, consolidation or amalgamation) any securities or equity interests, make loans, issue guaranties or other financial accommodations or make any other investments other than investments in (i) any other Borrower or any Subsidiary in existence as of the Petition Date, or (ii) operating bank accounts, bank certificates of deposit, bank deposits, bank money market funds, government securities, commercial paper, repos and other cash equivalent securities, in each case having maturities of thirty days or less and reasonably acceptable to the Lender; (e) effect any sale, lease or other disposition of material assets (other than (i) sales of inventory in the ordinary course; (ii) in accordance with the Budget, or (iii) with prior approval of the Bankruptcy Court and prior written consent of the Lender), or purchase, lease or otherwise acquire assets, other than in the ordinary course of business; 16 (f) merge into, or consolidate or amalgamate with, any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, license, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets, or issue, sell, transfer or otherwise dispose of any equity interests of any Borrower or any Subsidiary of any Borrower, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person or any division, unit or business of any other Person, other than (i) asset sales approved by an order of the Bankruptcy Court that is in form and substance acceptable to the Lender in its sole discretion or is otherwise in accordance with the Budget, (ii) asset sales in the ordinary course of business and consistent with past practice and (iii) dispositions of obsolete, worn out, used or surplus property in the ordinary course of business and consistent with past practice; (g) without the prior written consent of the Lender, use any portion of the Loan or the Collateral (including, for the avoidance of doubt, the Carve Out or any “cash collateral” as defined in section 363(a) of the Bankruptcy Code) (i) for any purpose that is prohibited under the Bankruptcy Code or the DIP Orders; (ii) to make any payment, advance, intercompany advance, or any other remittance or transfer whatsoever (including any intercompany loans and investments) that is not in accordance with the Budget; (iii) to make any payment to any board member, in such Person’s capacity as such, or shareholder of any Borrower or any Affiliate or Subsidiary of a Borrower; (iv) to make any payment in settlement of any claim requiring Bankruptcy Court approval under Bankruptcy Rule 9019 without obtaining a Bankruptcy Court order; or (v) to finance in any way: (x) any adversary action, suit, arbitration, proceeding, application, motion, contested matter or other litigation or challenge of any type (or any investigation of the foregoing) adverse to the interests of Lender or its rights and remedies under the Financing Documents, the Interim DIP Order, and the Final DIP Order (including without limitation for payment of any fees or expenses incurred at any time in connection with any action which seeks to invalidate, avoid, subordinate or otherwise impair the claims of the Lender under any of the Prepetition Financing Agreements or otherwise in connection with the Loan, or any liens or priorities created in favor of the Lender under the Prepetition Financing Agreements or otherwise in connection with the Loan, or which seeks to recover on any claims against or transfers made to the Lender), or (y) any other action which with the giving of notice or passing of time would result in an Event of Default hereunder or under any of the Financing Documents; (h) seek any other debtor-in-possession financing with Liens senior or pari passu to any Lien in favor of the Lender during the pendency of the Chapter 11 Cases unless such financing is sufficient in amount and is actually used to fully repay all Obligations, all obligations under the Prepetition Financing Agreements and all other post-petition Indebtedness of each Borrower to the Lender; (i) use any Term Loan Advance or any proceeds of the Loan in a manner or for a purpose other than in accordance the Budget or on such other terms as the Lender may agree; (j) open any new deposit or securities accounts; provided however, the Borrowers may open deposit or securities accounts if such account is pledged to the Lender and the Lender has received an account control agreement in form and substance reasonably acceptable to the Lender and duly executed by the parties thereto; (k) incur or make any dividend or distribution (whether in cash, property, securities or otherwise), investment, loan or other payment without the prior written consent of the Lender, other than as expressly contemplated under the Budget; (l) modify or alter (i) in any material manner the nature and type of its business or the manner in which such business is conducted or (ii) its Organizational Documents, except as required by the Bankruptcy Code or a Plan and otherwise acceptable to the Lender;

17 (m) without the prior written consent of the Lender, assume or reject any executory contract or unexpired lease; (n) engage in any activities that would result in any Borrower becoming an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940; (o) permit or suffer to exist at any time any variance of actual cash receipts and disbursements (excluding Term Loan Advances and repayments thereof) for any one-week period ending on a Friday from cash receipts and disbursements set forth in the Budget (excluding Term Loan Advances and repayments thereof) for such period other than a Permitted Variance (the “Actual Variance”), as calculated as of each Friday commencing with the Friday of the third full calendar week following the Petition Date; and (p) transfer any cash or cash equivalents that constitute Collateral to a Subsidiary of any Borrower without the prior written approval of the Lender, other than as expressly contemplated under the Budget. ARTICLE VII Events of Default: Acceleration If any of the following events (“Events of Default”) shall occur: (a) the Borrowers shall fail to pay any principal or interest within two days of the date due and payable under this Agreement (whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment, or otherwise), or any other Obligation due under any of the Financing Documents, when the same becomes due and payable hereunder or thereunder; (b) the Borrowers shall default in the observance or performance of any covenant, agreement, obligation, or restriction set forth in Section 6.2 of this Agreement; (c) the Borrowers shall default in the observance or performance of any other covenant, agreement, obligation or restriction set forth in this Agreement or any of the other Financing Documents after a period of twenty (20) calendar days has passed without such failure having been cured or remedied; (d) any representation or warranty of the Borrowers in any of the Financing Documents or in any document, certificate or other paper or notice given in connection therewith shall have been false or misleading in any material respect at any time made or deemed to have been made or repeated; (e) except for the Indebtedness related to the financing arrangements listed on Schedule 7(e) and all documents related thereto, any Borrower shall (i) fail to pay any principal or interest under any Material Indebtedness that is not otherwise subject to the automatic stay under section 362 of the Bankruptcy Code, when due and payable, and after giving effect to any applicable grace period in the agreement or instrument evidencing such Material Indebtedness or under which such Material Indebtedness has been incurred, or (ii) any event or condition occurs that results in any Material Indebtedness becoming due and payable or required to be prepaid, redeemed, purchased or defeased, in each case prior to its stated maturity by reason of any default, event of default or the like (however described); (f) any of the Financing Documents executed and delivered shall cease to be in full force and effect, or the Lender’s Liens on any Collateral shall fail to be perfected in any material respect at any time, or shall fail to have the priority contemplated hereby at any time after such date; 18 (g) the Bankruptcy Court shall enter any order (i) amending, supplementing, altering, staying, vacating, rescinding, reversing or otherwise modifying any DIP Order without the consent of the Lender, (ii) appointing a Chapter 11 trustee or appointing an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code) in any of the Chapter 11 Cases; (iii) dismissing any of the Chapter 11 Cases or converting any of the Chapter 11 Cases to a Chapter 7 case or (iv) granting relief from the automatic stay to any creditor holding or asserting a Lien or reclamation claim on a material portion of the assets of the Borrowers taken as a whole or where the deprivation of the Borrowers of such assets will, in the reasonable opinion of the Lender, have a Material Adverse Effect; (h) the Bankruptcy Court shall grant an application filed by the Borrowers or any other interested party for the approval of any other Superpriority Claim or Lien in any of the Chapter 11 Cases which is pari passu with or senior to the claims or Liens of the Lender against the Borrowers hereunder or under any of the other Financing Documents (unless substantially concurrently with the transactions contemplated by such application, all Obligations (whether contingent or otherwise) shall be paid in full in cash), or there shall arise any such Superpriority Claim or Lien; (i) any Borrower shall be unable to pay their post-petition debts as they mature; (j) except as provided in the Budget, the Borrowers shall pay or discharge any pre- petition Indebtedness, exclusive of (i) Indebtedness required to be paid and in fact paid in connection with the assumption of executory contracts which are not financial accommodations, and (ii) payments effected by involuntary set-offs; (k) a plan of reorganization shall be proposed by the Borrowers or approved by the Bankruptcy Court in any of the Chapter 11 Cases which does not satisfy the requirements of Section 3.3 of this Agreement; (l) the Bankruptcy Court shall not have entered the Interim DIP Order, in form and substance reasonably satisfactory to Lender, on or before seven (7) Business Days after the Petition Date; (m) the Bankruptcy Court shall not have entered the Final DIP Order, in form and substance reasonably satisfactory to Lender, on or before forty-five (45) days after the Petition Date; (n) the Bankruptcy Court shall not have entered an order approving bid procedures, in form and substance reasonably satisfactory to Lender, on or before forty-five (45) days after the Petition Date; (o) any Borrower shall fail to comply with the terms of the Interim DIP Order or the Final DIP Order, if any; (p) any Borrower shall (i) challenge or contest the validity or enforceability of any DIP Orders or deny that it has further liability thereunder, (ii) challenge or contest the nature, extent, amount, enforceability, validity, priority or perfection of the Obligations or any portion thereof, the Liens on the Collateral securing the Obligations, the Superpriority Claim in respect of the Obligations, the adequate protection Liens in favor of the Lender, the adequate protection amount, the adequate protection superpriority claims in favor of the Lender, the Prepetition Financing Agreements, or any Liens in favor of the Lender securing the Prepetition Financing Agreements, (iii) assert any claim, defense or cause of action that seeks to avoid, recharacterize, subordinate (whether equitable subordination or otherwise), disgorge, disallow, impair or offset all or any portion of the Obligations, the Liens on the Collateral securing the Obligations, the Superpriority Claim in respect of the Obligations, the adequate protection Liens in favor

19 of the Lender, adequate protection amount, the adequate protection superpriority claims, the Prepetition Financing Agreements, or the Liens in favor of the Lender securing the Prepetition Financing Agreements, or (iv) investigate, join or file any motion, application or other pleading in support of, or publicly support any other Person that has asserted any of the claims, challenges or other requested relief contemplated in clauses (i) – (iii) above; (q) any Borrower shall materially modify or consent to any material modification of (i) any order approving bid procedures or (ii) any definitive documentation pursuant to a sale term sheet with the Lender that is materially adverse to the Lender, in each case without the prior written consent of the Lender; (r) any Borrower uses proceeds of the Loan for any purpose other than as permitted hereunder; (s) within 5 Business Days after the termination or resignation of the Borrowers’ Chief Restructuring Officer, the Borrowers shall fail to appoint and install a replacement Chief Restructuring Officer reasonably acceptable to the Lender and/or such replacement Chief Restructuring Officer shall fail to accept such appointment and installation; or (t) any Borrower shall be enjoined from conducting any part of its business as a debtor-in-possession, or there shall occur any disruption to such business, which could reasonably be expected to have a Material Adverse Effect. THEN, or at any time thereafter the Lender may deliver a Carve Out Notice and, by written notice (a “Notice of Default”) to the Borrowers (and to the Bankruptcy Court to the extent required by the DIP Orders), declare and require (i) the unpaid principal amount of the Loan and all interest accrued and unpaid thereon forthwith to be due and payable, and (ii) all Obligations and other amounts payable hereunder and under the other Financing Documents to be forthwith due and payable, in each case without further order of or application to the Bankruptcy Court, presentment, demand, protest or further notice of any kind all of which are hereby expressly waived by each Borrower. Upon issuance of a Notice of Default, all obligations of Lender to extend credit under this Agreement shall immediately terminate. If an Event of Default occurs and notwithstanding anything in section 362 of the Bankruptcy Code, the Lender may, subject to the provisions of the DIP Orders, exercise the rights and remedies which the Lender may have hereunder or under any of the other Financing Documents or at law (including but not limited to the Bankruptcy Code and the Uniform Commercial Code) or in equity or otherwise. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise. ARTICLE VIII Lender as Party in Interest The Borrowers hereby stipulate and agree that the Lender is and shall remain a party in interest in the Chapter 11 Cases and shall have the right to participate, object and be heard in any motion or proceeding in connection therewith and to appeal therefrom. Neither the failure to so participate, object or be heard nor anything in this Agreement or any other Financing Document shall be deemed to be a waiver of the Lender’s rights or remedies thereunder or under applicable law. Without limitation of the foregoing, the Lender shall have the right to make any motion or raise any objection which it deems to be in its interest (specifically including but not limited to objections to use of proceeds of the Loan, payment of professional fees and expenses or the amount thereof, sales or other transactions outside the ordinary course of business 20 or assumption or rejection of any executory contract or lease) whether or not the action or inaction by the Borrowers which is the subject of such motion or objection violates or is expressly permitted by any covenant or provisions of this Agreement or any other Financing Document. ARTICLE IX Miscellaneous 9.1 Costs and Expenses. To the extent allowed by applicable law (including without limitation the DIP Orders), the Borrowers agree to pay, on demand, all reasonable and documented out of pocket costs and expenses of the Lender (including all reasonable fees, expenses and disbursements of counsel, financial advisors and consultants) incurred in connection with the Chapter 11 Cases, including, without limitation in connection with the preparation, execution and delivery of this Agreement and the other Financing Documents and the funding of the Loan, any amendment or waiver of any provision of this Agreement and the other Financing Documents, and/or in connection with the enforcement or protection of any rights and remedies of the Lender under this Agreement or any other Financing Document. 9.2 Indemnification. The Borrowers shall indemnify and hold harmless the Lender and each of its Affiliates and each of the respective officers, directors, members, partners, employees, agents, advisors, attorneys and representatives of each (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and reasonable expenses including, without limitation, reasonable fees and disbursements of counsel (including the reasonable allocated costs, expenses and disbursements of in- house counsel of the Lender, financial advisors and consultants), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense in connection therewith), in each case arising out of or in connection with or by reason of the Loan, this Agreement, any other Financing Document or any of the transactions contemplated hereby or thereby, or any actual or proposed use of the proceeds of the Loan, except to the extent such claim, damage, loss, liability or expense is found by a court of competent jurisdiction to have resulted solely from such Indemnified Party’s gross negligence or willful misconduct as determined by the final non-appealable judgment of a court of competent jurisdiction. In the case of an investigation, litigation or other proceedings to which the indemnity in this Section 9.2 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Borrower, any of their directors, security holders or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrowers further agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort, or otherwise) to the Borrowers or any of their Affiliates, Subsidiaries, security holders or creditors for or in connection with the transactions contemplated hereby, except for direct damages (as opposed to special, indirect, consequential or punitive damages including, without limitation, any loss of profits, business or anticipated savings) which are hereby expressly waived) determined by the final, non-appealable judgment of a court of competent jurisdiction to have resulted solely from such Indemnified Party’s gross negligence or willful misconduct. The foregoing indemnity shall survive the occurrence of the Maturity Date, the termination of the Financing Documents, the termination of the commitments of the Lender to make credit extensions hereunder and the repayment, satisfaction or discharge of all Obligations. 9.3 Notices. Any communication to be made hereunder shall (i) be made in writing and by email, and (ii) be made or delivered to the address (and email address) of the party receiving notice which is identified below (unless such party has by written notice specified another address), and shall be deemed made or delivered, when dispatched, delivered, or five (5) days after being mailed, postage prepaid, to such address. Address of the Borrowers:

21 Wireless Advanced Vehicle Electrification, LLC 4752 W. California Avenue, Building B, Suite 400 Salt Lake City, UT Attn: Ben Wu ([*]) Address of counsel to the Borrowers: Foley & Lardner LLP 500 Woodward Ave Ste. 2700 Detroit, MI 48226 Attn: John A. Simon and Jake W Gordon ([*]; [*];) Address of the Lender: Tillou Management and Consulting LLC c/o Faegre Drinker Biddle & Reath LLP 600 Campus Drive Florham Park, NJ 07932 Attn: Bryan Bloom, Esq. and Frank Velocci, Esq. ([*]; [*]) 9.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns, but no Borrower may sell, assign or transfer any of its rights or obligations’ hereunder or under any other Financing Document, or any portion thereof, including such Borrower’s rights, title, interests, remedies, powers, and duties hereunder or thereunder, without the Lender’s prior written consent, which consent can be withheld for any reason or no reason whatsoever. The Lender may assign any or all of the Obligations or any participation therein. 9.5 No Waiver; Severability; Entire Agreement; Counterparts; Governing Law; Jury Waiver. This Agreement may not be amended or waived except by a written instrument signed by the Borrowers and the Lender, and any such amendment or waiver shall be effective only for the specific purpose given. No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provisions in such jurisdiction. This Agreement, together with all Schedules hereto, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement and any amendment hereof may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement. In proving this Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged. Delivery of any executed counterpart of a signature page hereto by email or other electronic means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart. THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS (EXCEPT, AS TO ANY OTHER FINANCING DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCEPT TO THE EXTENT SUPERSEDED BY THE BANKRUPTCY CODE). EACH OF THE BORROWERS, AS AN INDUCEMENT TO THE LENDER TO ENTER INTO THIS AGREEMENT, HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY 22 ACTION ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT. [Remainder of Page Left Intentionally Blank]

23 Each of the undersigned has caused this Agreement to be executed and delivered as of the date first written above. BORROWERS IDEANOMICS, INC. By: /s/ Alfred Poor Name: Alfred Poor Title: Chief Executive Officer SOLECTRAC, INC. By: /s/ Alfred Poor Name: Alfred Poor Title: Chief Executive Officer WIRELESS ADVANCED VEHICLE ELECTRIFICATION, LLC By: /s/ Alfred Poor Name: Alfred Poor Title: Chief Executive Officer VIA MOTORS INTERNATIONAL, INC. By: /s/ Alfred Poor Name: Alfred Poor Title: Chief Executive Officer TIMIOS HOLDINGS CORP. By: /s/ Alfred Poor Name: Alfred Poor Title: Chief Executive Officer VIA MOTORS, INC. By: /s/ Alfred Poor Name: Alfred Poor 24 Title: Chief Executive Officer JUSTLY MARKETS LLC By: /s/ Alfred Poor Name: Alfred Poor Title: Chief Executive Officer JUSTLY HOLDINGS INC. By: /s/ Alfred Poor Name: Alfred Poor Title: Chief Executive Officer LENDER TILLOU MANAGEMENT AND CONSULTING LLC By: /s/ Stephen Skoller Name: Stephen Skoller Title: Manager